玉山銀行 授信條件通知暨確認書

# E.SUN Commercial Bank

## Notification and Confirmation of Credit Conditions

通知序號：C246200157604

Serial number: C246200157604

一、　本行就　貴公司授信往來之申請，經核定如下：

**1. In respect of your loan application, we have agreed the following:**

**一般額度授信及非授信項目及條件：**

**Terms and Conditions of the General credit facilities:**

| 編號<br>No. | 授信及<br>非授信項目<br>Types of Facilities | 額度<br>Credit Limit | 額度使用期間/首次動用期限/<br>利費率/償還方式<br>Validity period/ Deadline of the first drawdown/<br>Interest rate and fees/ Repayment |
|---|---|---|---|
| (一) | 中期放款<br>Medium-tern credit Loan<br>動用方式：分批動用<br>Type of drawdown: Batch<br>動用期間：5 年<br>Loan period: 5 Years | 新臺幣<br>160,000 萬元整<br>1.6 Billion New Taiwan Dollars Only | 額度使用期間：自 110/07/29 ～ 112/07/29 止<br>Validity period: from 2021/07/29 to 2023/07/29<br>首次動用期限：至 112/07/29 止<br>Deadline of the first drawdown: 2023/07/29<br>利費率：自借款日起，按郵匯局二年期定儲金機動利率 1.72% 加碼年息 0.45%，即以 2.17%浮動計息，惟動用申請書另有約定時，依動用申請書所載利率計息。<br>Interest rate and fees: Applying the floating annual rate as Postal Remittance and Savings Bank's floating interest rate on two-year postal time deposits(which stands at 1.72 % now) plus 0.45%, as 2.17%, or the Drawdown Application' s interest rate if the rate is decided differently on the Drawdown Application.<br>償還方式：按月繳息，本金按月平均攤還。還本寬限期：1 年。<br>Repayment: Interest payments on a monthly basis. The principal is amortized evenly on a monthly basis.<br>Repayment grace period: 1 year. |

連帶保證人：<br>Joint and Several Guarantors:

| 授信及非授信<br>項目編號<br>No. of the facilities | 連帶保證人<br>Joint and Several Guarantors |
|---|---|
| (一) | N/A |

其他條件：

Other terms and conditions:

(一) 中期放款：

1. Medium-tern credit Loan

(1)) 自取得「根留台灣企業加速投資專案貸款」額度編號當日起，利率得改依郵匯局二年期定儲金機動利率(目前 1.72%)加碼年息 0.15%，即以 1.87%浮動計息，第 4 年起恢復原利率計息。

Starting from the date of obtaining the quota number of the "Action Plan for Accelerated Investment by Domestic Corporations", the interest rate will be changed to the Postal Remittance and Savings Bank's floating interest rate on two-year postal time deposits(which stands at 1.72 % now) plus 0.15%, as 1.87%, the original interest rate will be restored from the fourth year onwards.

(2)動用時提供前一月份自編報表-研發費用金額 80%內貸放。

The previous month' s Financial Statement is required when applying for the drawdown. Up to 80% of the amount of the R&D expense can be financed.

(3) 於每年 10/31 號前需檢視貴公司所出具前一年度之財務簽證是否達成財務承諾，惟 2024 年得於 12/31 前提供前一年度財簽，並於檢視日 2024/12/31 檢視，財務承諾如下:(a)流動比率：100%以上。(b)負債淨值比：500%以下。(c)利息保障倍數：每年檢視時需維持 15 倍(含)以上。若財務承諾之條件未符合，則自檢視當月 31 日起，現欠餘額攤還年限縮短至 1 年。

The financial statement issued by the borrower in the previous year should be reviewed before Oct. 31 each year to examine if it has achieved the financial commitments. However, for the year 2024, the review can be conducted before December 31st, and the review date is December 31st, 2024.

The financial commitments are as follows: (a) Current ratio: 100% or more. (b) Net debt ratio: less than 500%. (c) Interest coverage multiple: It must be maintained at 15 times (including 15) or more under the annual review. If the conditions of the financial commitments are not achieved, the amortization period of the current balance will be shortened to 1 year starting from the 31th of the review month.

(4)自寬限期屆滿日起，每月平均攤還本金乙次，並以每月 15 日為攤還本金之日期。

The principal will be amortized equally on the 15th of each month since the due date of the grace period.

(5)若違反法令規定或執行期間國發基金遇立法院預算審查遭凍結、政策變更、資金調度需要或非可歸責於國發基金之情形時，致本要點不適用、異動或終止，使本行未能取得應有的委辦手續費，借款人應恢復原借款利息計收。

In the event the "Action Plan for Accelerated Investment by Domestic Corporations" are changed, terminated, or no longer applicable due to being in violation of the laws, the National Development Fund is frozen during execution due to budgetary review by the Legislative Yuan, policy changes, funding requirements, or situations not attributable to the National Development Fund, which cause the Bank unable to obtain the service fees it is entitled to, the borrower shall pay interest payable according to the original loan conditions.

(6)國發基金得派員前往借款人處調查有關貸款情形。

The National Development Fund may send personnel to visit borrowers and investigate loans.

(7)公司如未能達成「根留台灣企業加速投資行動方案」所定條件，或投資計劃及建廠未於經濟部資格認定核定函所規定年限內完成投資及取得使用執照並按核定投資計畫完成使用，或未達經濟部資格認定核定函所規範之其他事項者，自事實發生之日起，借款利率依原訂利率計收。若經濟部資格認定核定函未規定完成投資年限，則依「根留台灣企業加速投資行動方案」規定，建廠應於 2 年內取得使用執照並按核定計畫完成使用，未達成者，自事實發生之日起，借款利率依原訂利率計收。

If the company does not achieve the conditions set by the Action Plan for Accelerated Investment by Domestic Corporations, or if the company does not complete investment, obtain a building use permit, and complete the approved investment plan according to the letter of approval from the Ministry of Economic Affairs (MOEA)within the time limit specified in the letter of approval , or if the company fails to meet other conditions specified in the letter of approval from the MOEA, the interest will be calculated according to the original interest rate from the date of occurrence. If the letter of approval from the MOEA does not specify a time limit for the investment plan to be completed, a building use permit for constructing the factory should be

obtained and the plan should be completed according to the approved investment plan within 2 years in accordance with the Action Plan for Accelerated Investment by Domestic Corporations. If the company fails to meet this condition, then interest will be calculated according to the original interest rate from the date of occurrence.

(8)本行為追蹤公司是否達成「根留台灣企業加速投資行動方案」所定條件，或建廠是否於前條規定期限內取得使用執照並按核定投資計畫完成使用及完成投資並達成經濟部資格認定核定函所規範之事項，公司應配合提供相關佐證資料予本行，如無法提供佐證資料，借款利率依原訂利率計收。
The company must provide related documents to the Bank, so that the Bank can track and examine whether or not the company has met the conditions set by the Action Plan for Accelerated Investment by Domestic Corporations, has obtained a building use permit for constructing the factory, completed the plan according to the approved investment plan, and met other conditions specified in the letter of approval from the MOEA. If the company fails to provide related documents, the interest will be calculated according to the original interest rate.

(9)如有移用貸款情事或違反「根留台灣企業加速投資專案貸款要點」，公司應追補繳納本案享有之減免利率之全部利息，並自違約事實發生日起計算至匯入日止加計利息於本行所定期限前匯入本行指定帳戶，加計利息按郵政儲金 2 年期定期儲金掛牌機動利率計算，並收回全部貸款。
If the company uses the loan for other purposes or violates the "Directions for Project Loans Under the Action Plan for Accelerated Investment by Domestic Corporations," the company will be required to pay all interest including which was reduced due to the project, and shall also pay additional interest accrued from the date of occurrence to the date of remittance to the Bank's designated account, which must be within the prescribed time limit. The additional interest is the floating interest rate for 2-year time deposits of postal savings. The company must also repay the loan in full.

以下空白。
The End.

二、 其他注意事項：

**2. Notice**

(一)請　貴公司提供同意上述額度之公司董事會會議紀錄。

(1) Please provide a Board meeting minutes which records the agreement of the aforementioned facilities.

(二)本「授信條件通知暨確認書」係本行與　貴公司簽訂「授信總約定書」之一部分，其餘未盡事宜，悉依動用申請相關書類辦理。

(2) This Notification and Confirmation of Credit Conditions is a part of the General Credit Agreement between you and E.SUN Bank. Anything not provided in this Notification and Confirmation of Credit Conditions shall be subject to the terms and conditions of the “Drawdown Application” and related documents.

(三)貴公司如對本行提供之服務內容有任何疑義，可透過「三、中心服務人員及專線」、本行 24 小時服務專線 0800-30-1313、(02)2182-1313 或本行網站(https://www.esunbank.com.tw/)之訪客留言版與本行聯繫。

(3) Should you have any suggestions on the services provided by E.SUN Bank, please contact us via the “3. Contact Information” below, the 24-hour customer service hotline on 0800-30-1313 or (02)2182-1313, or the Guestbook on our website (https://www.esunbank.com.tw/).

(四)原「授信條件通知暨確認書」(通知序號：C226200157602之授信項目(一))即日起不再適用。

(4) The previous"Notification and Confirmation of Credit Conditions"(Serial Number of Notification: C226200157602 Types of Facilities (一)) is no longer applicable from the date the Company signed this Notification and Confirmation of Credit Conditions(Serial Number: C246200157604).

三、 中心服務人員及專線：

**3. Contact Information:**

| RM：王震北 | ARM：黃翊維 | Customer service personnel：張芝安 | Customer service personnel：石聿立 |
|---|---|---|---|
| 02-27228913 #171 | 02-27228913 #173 | 02-27228913 #201 | 02-27228913 #209 |

四、 本授信條件通知暨確認書以中文及英文製成，惟中文與英文內容不一致時，以中文為準。

4. This Notification and Confirmation of Credit Conditions is written in both Chinese and English and the Chinese version shall prevail in the case of discrepancy or conflict.

此致

to

美超微電腦 股份有限公司**(company name)**

玉山銀行 北區環金 中心

**Taipei Global Commercial Banking Center of E.SUN Bank**

本公司 (借款人)聲明：

Statement of the Borrower:

一、 本公司知悉且同意貴行核定之授信及非授信項目及條件不具承諾性質，如因市場發生停止報價或其他任何因素，致貴行無法取得報價，或因本授信連帶保證人或其他有代表權之人異動，或貴行考量市場狀況、資金成本或有其他貴行評估無法提供上述授信及非授信項目及條件之事由等，貴行均得隨時拒絕提供上述授信及非授信項目及條件，並保留對於本公司提出動用申請之准駁權利。

1. We are aware and agree that the offered terms and conditions of the above facilities are not of a commitment nature. In the case of the occurrence of quotation suspension or any other factors that keep E.SUN Bank from securing quotation in the market, or any change in the joint and several guarantors or other representatives in our company, or any market situation, funding cost or other causes that make E.SUN Bank reassess the terms and conditions of the above facilities, E.SUN Bank may decline to provide terms and conditions of the above facilities and reserve the right to approve or disapprove our drawdown application.

二、 經貴行通知上述授信及非授信項目及條件後，倘本公司確有資金需求，得與貴行另共同議定利率、動用金額、動用期間或其他動用條件等，並將其記載於相關動用申請相關書類後，始得申請動用。

2. After E.SUN Bank notifies the terms and conditions of the above facilities, if we are in need of funds, we may negotiate with E.SUN Bank separately in respect of the interest rates, the drawdown amounts, the drawdown period or other conditions related to the facilities. The agreed terms and conditions shall be recorded in the "Drawdown Application" and related documents before the first drawdown.

三、 本公司確已收執本「授信條件通知暨確認書」，並於合理期間內審閱及充分了解本「授信條件通知暨確認書」之內容及上開事項，且願確實遵守。

3. We confirm the receipt of this Notification and Confirmation of Credit Conditions and have reviewed the content within a reasonable period of time. The terms and conditions of the above facilities are fully understood and will be observed appropriately.

四、 本聲明書以中文及英文製成，惟中文與英文內容不一致時，以中文為準。

4. This Statement is written in both Chinese and English and the Chinese version shall prevail in the case of discrepancy or conflict.

此致 玉山銀行

To **E.SUN Bank**

借款人 Borrower：美超微電腦股份有限公司

統一編號Tax ID number：12729477

負責人Responsible person：梁見後

_______________________ (留存印鑑 specimen seals/signatures)

西元 2024 年 11 月 14 日

Date:

授信戶號 Loan Account No. 001576 核章 Verified by________ 經辦 Handled by________ 驗印 Checked by________